UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.
No. 2, Jing You Road
Kunming National Economy & Technology Developing District
People’s Republic of China 650217

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MONDAY, JUNE 15, 2009 at 10:00 A.M.

April 30, 2009

Dear Stockholder:

     I am pleased to invite you to attend China Shenghuo Pharmaceutical Holdings, Inc.’s annual meeting of stockholders, which we will hold on Monday, June 15, 2009 at the company’s headquarters, No. 2, Jing You Road, Kunming National Economy & Technology Developing District, People’s Republic of China 650217. The meeting will begin promptly at 10:00 a.m. local time for the following purposes:

1. To elect six members of the Company’s Board of Directors (the “Board of Directors”) to serve until the next annual meeting of our stockholders and until their successors are duly elected and qualified;

2. To ratify the issuance of five-year warrants to purchase 3,000 shares of our Common Stock to each of Mr. Gene Michael Bennett, who formerly served as one of our independent directors, and Yunhong Guan, who is currently serving as one of our independent directors;

3. To approve and adopt the China Shenghuo Pharmaceutical Holdings, Inc. 2009 Stock Incentive Plan; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Specific details regarding the annual meeting and the matters that will be presented to the stockholders for a vote are included in the Proxy Statement. Our Board of Directors has fixed the close of business on Friday, April 24, 2009 as the record date for the determination of stockholders entitled to vote at the annual meeting and at any adjournments or postponements thereof. Our Board of Directors recommends that you vote in favor of each of the director nominees and for each other proposal set forth in the Proxy Statement.

     Along with all of our management team, I will be available at our annual meeting to respond to your questions and comments. We look forward to this opportunity to communicate directly with our stockholders and share information about our operations and activities and we hope that you are able to join us.

     This year, we will be using the “Notice and Access” method of furnishing proxy materials to you over the Internet. We believe that this new process will provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to reduce the environmental impact of the Annual Meeting and the costs of printing and distributing the proxy materials. On or about May 3, 2009 we will mail to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report and vote via telephone and electronically over the Internet. The Notice of Internet Availability also contains instructions on how to receive a paper copy of the proxy materials. We will not be mailing the Notice of Internet Availability to shareholders who previously elected to receive paper copies of the proxy materials.

     Your vote is very important to us. No matter how many shares you own, it is important that your interests are represented at our annual meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote and submit your proxy either via telephone or over the Internet as described in the Notice of Internet Availability, or by signing, dating and returning your proxy card promptly in the enclosed envelope. If you do attend the annual meeting, you may withdraw your proxy and vote in person if you so desire.

     If you are unable to attend the meeting at the Company’s headquarters, you will be able to attend the meeting via teleconference at the offices of Pryor Cashman LLP, 410 Park Avenue, New York, NY 10022 on Sunday June 14, 2009 at 10:00 P.M. Eastern Daylight Time.

     We appreciate your continued support of China Shenghuo Pharmaceutical Holdings, Inc. and we look forward to meeting you at our annual meeting.

Sincerely,

Gui Hua Lan
Chief Executive Officer and Chairman of the Board

CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.
No. 2, Jing You Road
Kunming National Economy & Technology Developing District
People’s Republic of China 650217
___________________________________________________

PROXY STATEMENT
2009 Annual Meeting of Stockholders
to be Held June 15, 2009
____________________________________________

GENERAL INFORMATION

Our Proxy Statement for the 2009 Annual Meeting of Stockholders and our Annual Report on Form 10-K
for the fiscal year ended December 31, 2008 are available at www.proxyvote.com

Introduction

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of China Shenghuo Pharmaceutical Holdings, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”) for use at the Company’s 2009 Annual Meeting of Stockholders, which will be held on Monday, June 15, 2009 (the “Annual Meeting”) at 10:00 a.m. local time, at the Company’s headquarters, located at No. 2, Jing You Road, Kunming National Economy & Technology Developing District, People’s Republic of China 650217, and at any adjournments thereof.

     You are being asked to vote on the following:

1. To elect six members of our Board of Directors to serve until the next annual meeting of our stockholders and until their successors are duly elected and qualified;

2. To ratify the issuance of five-year warrants to purchase 3,000 shares of our Common Stock to each of Mr. Gene Michael Bennett, who formerly served as one of our independent directors, and Yunhong Guan, who is currently serving as one of our independent directors;

3. To approve and adopt the China Shenghuo Pharmaceutical Holdings, Inc. 2009 Stock Incentive Plan; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as amended (the “2008 Annual Report”) are being mailed or otherwise provided to stockholders on or about May 3, 2009. The Company’s principal executive offices are located at No. 2, Jing You Road, Kunming National Economy & Technology Developing District, People’s Republic of China 650217 and its telephone number is 0086-871-728-2698.

     No person who has been one of our directors or executive officers at any time since the beginning of the 2008 fiscal year, nor any nominee for director, nor any associate of the foregoing has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting of stockholders, other than elections to the Board of Directors and ratification of the warrant issuances.

Notice of Electronic Availability of Proxy Statement and Annual Report.

     As permitted by rules adopted by the Securities and Exchange Commission, we are making this Proxy Statement and our 2008 Annual Report available to our stockholders electronically via the Internet. On or about May 3, 2009, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access this Proxy Statement and our 2008 Annual Report, and how to vote by telephone and over the Internet. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice of Internet Availability instructs you on how to access and review all of the important information contained in the Proxy Statement and our 2008 Annual Report. The Notice of Internet Availability also instructs you on how you may submit your proxy vote by telephone and over the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included with the Notice of Internet Availability.

Solicitation

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. The Company may engage a paid proxy solicitor to assist in the solicitation. If we engage a proxy solicitor, we expect to pay approximately $5,000 plus out of pocket expenses for such services. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), held in their names. In addition to the solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile, electronic communication and personal interviews. We will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our Common Stock.

Record Date, Voting Securities and Votes Required

     Only stockholders of record of Common Stock as of the close of business on April 24, 2009 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. On the Record Date, we had approximately 19,679,400 shares of Common Stock issued and outstanding and entitled to be voted. The holders of Common Stock are entitled to one vote for each share held as of the Record Date on any proposal presented at the Annual Meeting.

     The presence, in person or by proxy, of a majority of the shares of Common Stock issued and outstanding and entitled to be voted at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

     The affirmative vote of the holders of a plurality of the votes present or represented by proxy at the Annual Meeting is required for the election of directors (Proposal No. 1). The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting on the matter is required to ratify the issuance of warrants to one of our former and one of our current independent directors, Messrs. Gene Michael Bennett and Yunhong Guan, respectively (Proposal No. 2). The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting on the matter is required to adopt the 2009 Stock Incentive Plan (Proposal No. 3).

     Abstentions may be specified on all proposals submitted to a stockholder vote other than the election of directors. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers, referred to as “broker non-votes,” are not counted or deemed to be present or represented for purposes of determining whether a particular matter has been approved by stockholders, but they are counted as present for purposes of determining the existence of a quorum at the Annual Meeting. Shares which abstain from voting on a particular matter will not be counted as votes in favor of such matter and will have no effect upon the outcome of voting with respect to the election of directors, but will be counted as a vote AGAINST the ratification of the five-year warrants to Mr. Bennett and Mr. Guan and a vote AGAINST adoption of the 2009 Stock Incentive Plan.

     An automated system administered by Broadridge Financial Solutions, Inc. tabulates the votes. The votes on each matter are tabulated separately.

     To vote by mail, complete, date and sign the enclosed proxy card and return it in the enclosed envelope, or vote using the toll-free telephone number or via the Internet by following the instructions included on the enclosed proxy card. No postage is necessary if the proxy card is mailed in the United States. If you hold your shares through a bank, broker or other nominees, they will give you separate instructions for voting your shares.

     Under Delaware law, our stockholders do not have dissenters’ rights of appraisal with respect to any of the proposals being voted upon at the Annual Meeting.

Proxies and Voting by Proxy and in Person

     Voting instructions are included on your proxy card. If you properly complete, sign and date your proxy card and return it to us in the accompanying postage-paid envelope in time to vote, or timely vote using the toll-free telephone number or via the Internet by following the instructions included on the enclosed proxy card, one of the individuals named as your proxy will vote your shares as you have directed.

     Certain stockholders may receive multiple sets of proxy soliciting materials, which indicates that such stockholder may hold his or her shares of Common Stock in more than one account, or that the shares of Common Stock themselves are registered in different ways. In such event, these stockholders should respond to all proxy requests to ensure that all shares are voted.

     If you sign and timely return your proxy card but do not indicate how your shares are to be voted with respect to one or more of the proposals to be voted on at the Annual Meeting, your shares will be voted FOR each such proposal and in the discretion of the individuals named in the proxy card with respect to any other matter that is properly brought before the Annual Meeting and any adjournment thereof.

     Any stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by delivering a written notice of revocation or a duly executed proxy bearing a later date to our Corporate Secretary, or by appearing at the Annual Meeting and revoking his or her proxy and voting in person. If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a valid proxy from your nominee authorizing you to vote your “street name” shares held as of the Record Date.

Householding of Annual Meeting Materials

     Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or 2008 Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write or call us at the following address or telephone number: China Shenghuo Pharmaceutical Holdings, Inc., No. 2, Jing You Road, Kunming National Economy & Technology Developing District, People’s Republic of China 650217, telephone: 0086-871-728-2698. If you want to receive separate copies of this Proxy Statement or the 2008 Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and telephone number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 1, 2009, certain information with respect to beneficial ownership of our Common Stock, which is our only class of voting stock outstanding, based on 19,679,400 issued and outstanding shares of Common Stock, by:

  Each person known to be the beneficial owner of 5% or more of the outstanding Common Stock;

  Each executive officer;

  Each director;

  Each nominee for director; and

  All of the executive officers and directors as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days of the date of this report are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

     Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite their names, subject to community property laws, where applicable. Unless otherwise indicated, the address of each stockholder listed in the table is c/o China Shenghuo Pharmaceutical Holdings, Inc., No. 2, Jing You Road, Kunming National Economy & Technology Developing District, People’s Republic of China 650217.

Name and Address of Beneficial Owner	Title	Beneficially Owned		Percent of Class Beneficially Owned (%)
Directors and
Executive Officers

Gui Hua Lan	Chief Executive Officer and	15,213,000	(1)	77.3%
	Chairman of the Board

Feng Lan	President and Director	15,213,000	(1)	77.3%

Lei Lan	Assistant President	—	(2)	*

Zheng Yi Wang	Executive Director of	15,213,000	(1)	77.3%
	Exports

Yunhong Guan	Director	3,000	(4)	*

Mingyang Liao	Director	—		*

Jason Yuanxin Zhang	Director	—		*

Xiaobo Sun	Director	—		*

Officers and Directors	15,216,000	(1)	77.3%
as a Group (total of 8
persons)

5% or more
Stockholders
Lan’s International	15,213,000	(1)	77.3%
Medicine Investment
Co., Limited

Peng Chen	15,213,000	(3)	77.3%

* Less than 1%.

(1)

Represents shares of Common Stock held by Lan’s International Medicine Investment Co., Limited (“LIMI”), of which Gui Hua Lan, Feng Lan and Zheng Yi Wang are directors and have voting and investment control over the shares owned by LIMI. In addition, Gui Hua Lan, Feng Lan and Zheng Yi Wang own 62.2%, 5.0% and 1.3%, respectively, of LIMI’s issued and outstanding shares. Each of the foregoing persons disclaims beneficial ownership of the shares held by LIMI except to the extent of his pecuniary interest.

(2)

Excludes shares of Common Stock held by LIMI. Lei Lan owns 9.2% of LIMI’s issued and outstanding shares; however, Mr. Lan does not have voting and investment control over the shares of Common Stock held by LIMI.

(3)

Represents shares of Common Stock held by LIMI. Mrs. Chen is the spouse of Feng Lan, who is a director of LIMI. Mrs. Chen may therefore be deemed to be the beneficial owner of the shares held by LIMI. Mrs. Chen disclaims beneficial ownership of the shares held by LIMI except to the extent of her pecuniary interest.

(4)

Represents 3,000 shares of Common Stock that are subject to a warrant and are exercisable immediately following the date of this Proxy Statement if stockholders approve Proposal No. 2 as set forth in this Proxy Statement.

EXECUTIVE OFFICERS, DIRECTORS AND KEY EMPLOYEES

Set forth below are the names of the executive officers, directors and key employees of the Company as of the date of this Proxy Statement:

Name	Age	Position
Gui Hua Lan	66	Chief Executive Officer and Chairman of the Board
Wendy Fu	40	Chief Financial Officer
Feng Lan	36	President and Director
Lei Lan	34	Assistant President
Zheng Yi Wang	63	Executive Director of Exports and Director
Yunhong Guan	40	Director
Mingyang Liao	58	Director
Jason Yuanxin Zhang	44	Director
Xiaobo Sun	51	Director

     Gui Hua Lan has been Chief Executive Officer and Chairman of the Board since August 2006, and has held the same positions at Kunming Shenghuo Pharmaceutical (Group) Co., Ltd. (“Shenghuo China”), a 93.75%-owned subsidiary of the Company, since 1995. From 1995 to 1999, Mr. Lan also served as

President of Shenghuo China. In 1980, Mr. Lan established his own enterprise devoted to research on traditional Chinese medicine. Mr. Lan also serves as President and Chairman of Kunming Nanguo Biological Resources Development Corp., Ltd., a pharmaceutical research company in China, and President and Chairman of Lan’s International Medicine Investment Co., Limited, the controlling stockholder of the Company. Over the last 25 years, he has overseen the successful commercial development of a large number of traditional Chinese medicine-based drugs and nutritional supplements. Mr. Lan also holds a number of prominent political posts, including: Political Commissar of Yunnan Province, committee of special economy association, committee of business association in Yunnan Province, Standing Director of Chinese Entrepreneurs, Vice-Chairman of the Yunnan Institution of Chinese International Trade Academics Association, Vice-Chairman of Yunnan Technique Enterprises Association and President of the Chamber of Commerce for Pharmaceuticals and Health Foods. Mr. Lan has a bachelor’s degree in engineering and studied at the Chongqing School of Banking and the University of Yunnan from 1959 to 1966.

Wendy Fu has been the Chief Financial Officer since November 2008. From September 2007 to March 2008, Ms. Fu served as Vice President of Finance with Shengda Tech, Inc., a manufacturer and supplier of nano precipitated calcium carbonate. From December 2005 to June 2007, Ms. Fu served as a Senior Consultant focusing on Sarbanes-Oxley 404 compliance consulting with Deloitte & Touche, a provider of audit, consulting, financial advisory, risk management, and tax services. From June 1999 to May 2004, Ms. Fu served as Assistant Controller of Wal-Mart China, a retailer. She is a licensed CPA and holds a master’s degree in accounting from the University of Texas, Austin.

Feng Lan has been President and a Director since August 2006, and has held the same positions at Shenghuo China since March 2002. Mr. Lan joined Shenghuo China in 1996, and was Secretary of the Technical Department from September 1996 to December 1999 and General Engineer from March 2000 to March 2005. In October 2004, he was elected as the new General Manager of the group and also the General Manager of the pharmaceutical company. Mr. Lan also serves as a Director of Lan’s International Medicine Investment Co., Limited, the controlling stockholder of the Company. In 2002, he was awarded the title of Technician Making Outstanding Contributions to Kunming city. Mr. Lan has a bachelor’s degree in engineering and graduated from Yunnan traditional Chinese Medicine College in 1996, where he majored in pharmacology. He completed graduate studies in pharmacology at the Kunming Medicine College in 2002.

Lei Lan has been an Assistant President since March 2009 and he has been Executive Director of Sales from August 2006 to March 2009, and has held the same position at Shenghuo China since October 2004. Mr. Lan served as a Director of the Company and Shenghuo China from November 2004 to June 2007. Mr. Lan joined Shenghuo China in 1995 and served as a vice manager of sales from July 1997 to June 1999. He also served as manager of the Yunnan Department from July 1997 to June 1999, where he managed sales within the province. He also served as Vice General Manager of Sales from June 1999 to January 2002 and he served as Marketing Manager and Controller from June 1999 to January 2002. Mr. Lan graduated from Yunnan Ethnic Academy in July 2005 with a major in economics and management.

Zheng Yi Wang has served as Executive Director of Exports since August 2006, and has held the same position at Shenghuo China since November 2005. He has also served as Corporate Secretary and a Director from August 2006 to April 2009, and has held the same positions at Shenghuo China since August 2004. From June 1999 to July 2004, Mr. Wang served as vice manager of the pharmaceuticals department of Shenghuo China, where he oversaw the manufacturing operations. Mr. Wang also served as director of the enterprise management department from August 2004 to April 2006 and has served as director of the administration center since May 2006, where he assists in management and executive affairs. Since August 2004, Mr. Wang has been a dispatching director of National Investment Entrepreneur Limited, a bio-resource company. Mr. Wang also serves as a director of Kunming Nanguo Biological Resources Development Corp., Ltd., a pharmaceutical research company, and a director of Lan’s International

Medicine Investment Co., Limited, the controlling stockholder of the Company. Mr. Wang graduated from the Kunming Medicine College in July 1968 with a major in medical treatment.

Yunhong Guan has served as a Director and as Chairman of the Audit Committee since June 2007. Since May 1998, Mr. Guan has served as a partner of Ya Tai Zhong Hui Certificated Public Accounting Co., Ltd., a company providing auditing services. Since March 2006, Mr. Guan has also served as a lawyer at the Yunnan Weizhen Law Firm. From July 1993 to April 1998, Mr. Guan served as a secretary in the secretary office of the board of directors of Kunming Machine Tools Co., Ltd., a company that designs, produces and sells a series of machine tools and parts and technology products such as computers and products which integrate optical, electrical and mechanical components. Since November 2005, Mr. Guan has served as a director and as a member of the audit committee of Yunnan Jinggu Forestry Share Co., Ltd., a company providing forestry processing services. Mr. Guan has a degree in Mechanical Quantity Measuring from China Jiliang University and is a certified public accountant.

Mingyang Liao has served as a Director since June 2007. Since June 1998, Mr. Liao has served as a professor at the Beijing Institute of Pharmacology and Toxicology (the “Institute”). Mr. Liao also served as a vice professor at the Institute from June 1993 to June 1998 and as a researcher at the Institute from December 1975 to June 1993. Mr. Liao holds a bachelor’s degree in medicine from the Tianjiog Medical University and a master’s degree in pharmacology toxicology from the Institute.

      Jason Yuanxin Zhang has served as a Director and member of the Audit Committee since October 2008. Since August 2007, Mr. Zhang has served as a Managing Director and Senior Analyst for the Bank of Montreal Capital Markets Group, a publicly held banking company. Prior to obtaining his current position, Mr. Zhang served as a Sr. Vice President and Sr. Analyst to Prudential Equity Group in New York from July 2004 to June 2007. From 1999 to 2003, Mr. Zhang also worked as a Research Associate and later as Vice President for Stephens Inc., a private investment banking firm. Mr. Zhang also has significant scientific research experience. From 1995 through 1998, Mr. Zhang worked as a Postdoctoral Scientist with Eli Lilly and Company. From 1994 to 1995, Mr. Zhang was a Postdoctoral Fellow at the Indiana University School of Medicine. Mr. Zhang holds a Masters in Business Administration from the Indiana University Kelly School of Business and a Ph.D. in Cell, Molecular and Neurosciences/Botanic Sciences from the University of Hawaii. He also holds a Master’s and a Bachelor’s degree from the China Agricultural University in the fields of Plant Pathology and Plant Protection, respectively.

      Dr. Xiaobo Sun has served as a Director since March 2009. Since November of 2007, Mr. Sun has served as the Deputy Director of the Institute of Medicinal Plant Development, Chinese Academy of Medical Sciences. He also currently serves as a member of the National New Drug Approval Committee. Prior to obtaining his current positions, from October 1990 to October 2007, Dr. Sun served as a researcher of Jilin Institute of Traditional Chinese Medicine and Materia Medica and was a director of Jilin Institute of Traditional Chinese Medicine from 1990 until July 2002. From September 1988 to October 1990, Dr. Sun was a visiting research fellow at Kitasato Institute in Tokyo, Japan. From August 1982 to September 1988, Dr. Sun was an assistant research fellow and the director assistant of Jilin Institute of Traditional Chinese Medicine and Materia Medica. Dr. Sun holds a Ph.D. degree from Jilin Agricultural University in 2004.

Family Relationships

     Gui Hua Lan is the father of Lei Lan and Feng Lan, who are brothers.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Pursuant to our bylaws, each of our directors is elected at each annual meeting of stockholders and holds office until the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal. Our bylaws further provide that the number of directors shall be determined from time to time by resolution of the Board of Directors or by the holders of shares representing a majority of the votes entitled to be cast by all stockholders in any meeting of the stockholders.

Based upon the recommendation of our independent directors, our Board of Directors has nominated Gui Hua Lan, Feng Lan, Xiao He, Yunhong Guan, Jason Yuanxin Zhang and Xiaobo Sun to be elected at the Annual Meeting as all of the members of our Board of Directors, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier death, resignation or removal. If for any reason any nominee does not stand for election, the proxies solicited by this Proxy Statement will be voted in favor of the remainder of those named and may be voted for a substitute nominee in place of such nominee. We have no reason to expect, however, that any of the nominees will not stand for election at the Annual Meeting.

Except for the biographical summary of Mr. Xiao He, set forth below, a biographical summary of our Director nominees is set forth in the section entitled “Executive Officers, Directors and Key Employees” and is based upon information received by us from such persons. Except Xiao He, all of the Director nominees currently serve as Directors of the Company. One of our current independent directors, Mr. Mingyang Liao, and one of our non-independent directors, Mr. Zheng Yi Wang, will not be standing for reelection at the Annual Meeting.

Xiao He joined the Company in November 1995, when the Company was initially established. Mr. He has been working in our investment and financing departments since November 2008. From July 1997 to July 2005, Mr. He has served as the manager of various departments of Shenghuo China, including manufacturing, supply, engineering and administration. He also served as a manager and Vice General Manager of Kunming Shenghuo Cosmetics Co., Ltd. from August 2005 to November 2006 and then as Deputy Director for Shenghuo China. Mr. He graduated from China Central Radio and TV University at Yunnan with a major in business management in 1983.

Votes Required for Adoption

Except where authority to vote for nominees has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named above. Nominees receiving the greatest number of votes duly cast for the election of directors will be elected to our Board of Directors. Abstentions and broker non-votes are not counted as votes cast for the purpose of electing directors.

Our bylaws require directors to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Shares not present at the Annual Meeting and shares voting “abstain” have no effect on the election of directors. If a nominee who is serving as a director is not elected at the Annual Meeting, under Delaware law the director would continue to serve on the Board as a “holdover director.” If a nominee who was not already serving as a director were not to be elected at the Annual Meeting, under Delaware law that nominee would not be a “holdover director.” Each of the nominees, except Mr. Xiao He, is currently serving on the Board of Directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH ELECTIONS UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE GOVERNANCE

Board of Directors

Subject to certain exceptions, under the listing standards of the NYSE Amex Equities, formerly known as the American Stock Exchange (“AMEX”), a listed company’s Board of Directors must consist of a majority of independent directors. We are exempt from this requirement because we are considered a “controlled company” pursuant to Section 801(a) of the AMEX Company Guide because one of our stockholders, Lan’s International Medicine Investment Co., Limited (“LIMI”), owns more than 50% of our voting securities. In addition, “smaller reporting companies,” as defined in Regulation S-K, Item 10(f)(1), are permitted to maintain a Board of Directors comprised of at least 50% independent directors. Our Board of Directors will have six members, three of whom are independent under the listing standards of the AMEX: Yunhong Guan, Jason Yuanxin Zhang and Xiaobo Sun.

During 2008, our Board of Directors held one meeting and acted by written consent on two occasions. During 2009, through the Record Date, our Board of Directors did not hold any meetings, but acted by written consent on two occasions.

The Board elected Yunhong Guan as Chairman of the Audit Committee, which is comprised of Mr. Guan and Mr. Zhang. During 2008 and through the Record Date, our Audit Committee held six meetings and acted by written consent on one occasion. Both members of the Audit Committee reviewed our Quarterly Reports on Form 10-Q and our 2008 Annual Report with management and our external auditors.

Our Board of Directors does not maintain separate nominating or compensation committees. As such, we do not have a compensation committee charter or a nominating committee charter. Functions and duties customarily performed by such committees are performed by a majority of our independent directors (Yunhong Guan, Jason Zhang and Xiaobo Sun) in compliance with the requirements for listing on AMEX. Such responsibilities include:

  The design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of any equity incentive plans, including the approval of grants under any such plans to our employees, consultants and directors;

  The review and determination of compensation of our executive officers, including our Chief Executive Officer; and

  The selection of director nominees, the approval of director nominations to be presented for stockholder approval at our annual general meeting and filling of any vacancies on our Board of Directors, the consideration of any nominations of director candidates validly made by stockholders, and the review and consideration of developments in corporate governance practices.

In establishing compensation for our directors, executive officers and key employees, we do not rely on independent compensation consultants to analyze or prepare formal surveys for us. Executive compensation is reviewed on an annual basis. In establishing compensation for our executives, we strive to provide compensation that will: (1) motivate and retain executives and reward performance; (2) encourage our long-term success; (3) encourage the long-term enhancement of stockholder value; and (4) encourage the application of prudent decision making processes. Our independent directors may not delegate any functions and duties customarily performed by a compensation committee to any other persons.

At an appropriate time prior to each annual meeting of stockholders at which directors are to be elected or re-elected, and whenever there is otherwise a vacancy on the Board of Directors, our independent directors will assess the qualifications and effectiveness of the current members of the Board of Directors and, to the extent there is a need, shall actively seek additional well-qualified and available individuals to serve on the Board of Directors. Executive officers or any directors may identify a need to add a new director with specific criteria at any other time. Stockholders may identify a potential candidate for director in accordance with the procedures set forth below. The independent directors may hire an independent search firm to identify potential candidates for director in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Stockholder Communication

While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited such nominations. The Board of Directors did not receive any such nominations from stockholders in connection with this Annual Meeting. Each of the nominees for election as a director named in this Proxy Statement was unanimously recommended by the full Board of Directors for submission to the stockholders of the Company as the Board of Directors’ nominees.

Code of Ethics

On June 7, 2007, our Board of Directors adopted the China Shenghuo Pharmaceutical Holdings, Inc. Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to our directors, officers and employees, including our principal executive officers, principal financial officer, principal accounting officer, controller or persons performing similar functions. The Code of Ethics is filed as Exhibit 14.1 to our Form 10-KSB/A filed with the SEC on April 29, 2008 and is available on our website at www.shenghuo.com.cn.

Audit Committee

We established our Audit Committee in June 2007. Our Audit Committee has a charter, which is available on our website, at www.shenghuo.com.cn. The Audit Committee consists of Yunhong Guan and Jason Zhang, each of whom is an independent director. The purpose of the Audit Committee is to represent and assist our Board of Directors in its general oversight of our accounting and financial reporting processes, audits of the financial statements and internal control and audit functions. The Audit Committee’s responsibilities include:

  The appointment, replacement, compensation, and oversight of work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.

  Reviewing and discussing with management and the independent auditor various topics and events that may have significant financial impact on our company or that are the subject of discussions between management and the independent auditors.

The Board of Directors has determined that each member of the Audit Committee qualifies as an Audit Committee Financial Expert under applicable SEC rules and satisfies the AMEX standards for financial literacy and financial or accounting expertise or experience.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008, with management of the Company. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and has discussed with the independent accountant the independent accountant’s independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Mr. Yunhong Guan
Mr. Jason Yuanxin Zhang

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

PROPOSAL NO. 2: RATIFICATION OF WARRANT ISSUANCE

In consideration of their agreement to serve as independent directors of the Company, in July 2007 the Board of Directors unanimously approved the issuance to each of Gene Michael Bennett and Yunhong Guan of a five-year warrant to purchase 3,000 shares of Common Stock at an exercise price of $3.50 per share, which warrants were subsequently issued on September 25, 2007 (the “Warrants”). The Warrants vested immediately.

Pursuant to Section 711 of the AMEX Company Guide, the Company’s stockholders are being asked to ratify and approve the issuance of the Warrants. Prior to such approval, the Warrants will not be exercised. If the Company’s stockholders do not ratify the issuance of the Warrants, the Company will be obliged to rescind the awards, negotiate an alternate form of compensation or risk a penalty from the AMEX, which penalty may include delisting of the Company from the AMEX. Rescinding the Warrants may have adverse consequences, such as claims of breach of contract.

The Warrants were issued when each of Mr. Bennett and Mr. Guan was serving as a member of the Board of Directors and the Audit Committee. The Warrants were issued as part of compensation paid to Messrs. Bennett and Guan in consideration of their serving on the Board of Directors and Audit Committee as independent directors. We believe that the ability to issue Warrants is a key component to our ability to retain and attract high quality directors to manage our business and affairs.

     A copy of the Form of Warrant is attached hereto as Appendix A.

WARRANT GRANTS

Name and Position	Dollar Value ($) (1)	Number of Warrants

Gene Michael Bennett	$9,984	3,000
Former Independent Director

Yunhong Guan	$9,984	3,000
Current Independent Director

(1) The Warrants were valued using the Black Scholes Option Pricing Model with the following assumptions: dividend yield of 0%, estimated life of five years, closing market price of $4.84, volatility of 72.4% and a risk-free interest rate of 4.26% . This resulted in a fair value of $3.328 per warrant for a total value of $19,968 for the 6,000 Warrants.

Votes Required for Adoption

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and voting on the matter at the Annual Meeting is required for ratification of the issuance of the Warrants. Abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect and will not be counted towards the vote total for this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE ISSUANCE OF THE WARRANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION AND APPROVAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 3

APPROVAL OF THE COMPANY’S 2009 STOCK INCENTIVE PLAN

In order to provide incentives for officers, directors, employees and consultants to promote the success of our company, to enhance our ability to attract and retain the services of such persons, to encourage them to continue in our employ and to maximize their performance, in April of 2009, a majority of the Company’s independent directors sitting on the Board of Directors, acting in lieu of a compensation committee, recommended the adoption of the China Shenghuo Pharmaceutical Holdings Inc. 2009 Stock Incentive Plan (the “2009 Plan”).

Potentially all of our employees, officers and directors are eligible to participate in the 2009 Plan. As of April 24, 2009, the closing price of our common stock on AMEX was $0.78 per share. There are currently no participants in the 2009 Plan. Because participation in, and the types of awards that may be made under, the 2009 Plan are subject to the discretion of the Board of Directors, the benefits or amounts that will be received by any participant or groups of participants, including our directors, executive officers and other employees, are not currently determinable.

The 2009 Plan provides for the granting of options intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986 and non-qualified stock options. Any option that is granted under the 2009 Plan may not be granted at a price less than the fair market value of the common stock on the date of the grant; provided that an incentive stock option may not be granted to a holder of 10% or more of the total combined voting power through all classes of our capital stock or the capital stock of a subsidiary or parent corporation unless such grant is greater than 110% of the fair market value of the common stock on the date of the grant.

The following is a brief description of the 2009 Plan. The full text of the 2009 Plan is attached as Appendix B to this Proxy Statement, and the following description is qualified in its entirety by reference to Appendix B. It is the judgment of the Board of Directors that approval of the 2009 Plan is in the best interests of the Company and our stockholders.

Administration and Duration

The administration of the 2009 Plan is the responsibility of a committee or subcommittee of the Board of Directors as designated by the Board of Directors (the “Committee”). It is anticipated that each member of the Committee will be a “non-employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Code. Currently, the Committee is comprised of four independent Directors. Nevertheless, if the Committee is not so composed it will not invalidate any award. The Committee will have the authority to interpret the 2009 Plan, to establish and revise rules and regulations relating to the 2009 Plan, and to make any other determinations that it believes necessary or advisable for the administration of the 2009 Plan.

Limit on Awards under the 2009 Plan

An aggregate of 2,000,000 shares of common stock are reserved for issuance under the 2009 Plan. The shares to be delivered under the 2009 Plan will be made available from authorized but unissued shares of Common Stock, from treasury shares, or from shares purchased in the open market or otherwise. Shares that are subject to awards under the 2009 Plan but are not actually issued (for example because the award lapsed or was cancelled) will be available for further awards and options.

Eligibility for Awards

All employees of the Company and the Company’s non-employee directors will be eligible to participate in the 2009 Plan. From time to time, the Committee will determine who will be granted awards and the number of options subject to such awards. Each individual who receives an award under the 2009 Plan is referred to as a “grantee.”

Stock Options

Options granted under the 2009 Plan may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Code. The option price is payable in cash or, with the consent of the Committee, in Common Stock.

Options granted to employees under the 2009 Plan generally vest in equal installments over a three year period from the grant date, and options granted to directors under the 2009 Plan vest in full one year after the grant date. Without approval by the Committee, no option is transferable by the grantee other than by will or the laws of descent and distribution and each option is exercisable during the lifetime of the grantee and only by such grantee. Each incentive stock option, and the majority of the nonqualified stock options, under the 2009 Plan is exercisable for a period not to exceed ten years from the date of grant (or five years in the case of a holder of more than 10% or more of the total combined voting power of all classes or our capital stock or the capital stock of a subsidiary or parent corporation) and will lapse upon expiration of such period, or earlier upon termination of the grantee’s employment with us, or as determined by the Committee.

Termination or Change of Control

Corporate Transactions. Pursuant to the 2009 Plan, in the event of (i) a dissolution or liquidation of our Company; (ii) a sale of all or substantially all of our assets; (iii) a merger or consolidation where we are not the surviving corporation; or (iv) a merger or consolidation where we are the surviving corporation but the holders of shares of common stock receive securities of another corporation and/or other property, including cash, the Committee has the power to (A) cancel each option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option was granted an amount in cash, for each share of common stock subject to such option, respectively, equal to the difference between the current value of the option, as determined by the Committee, and the exercise price; and (B) provide for the exchange of each option outstanding immediately prior to such event (whether or not then exercisable) for an option on or with respect to, as appropriate, some or all of the property which a holder of the number of shares of common stock subject to such option would have received and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the grantee to whom such option was granted in partial consideration for the exchange of the option.

Termination of Employment. If a grantee’s employment or service is terminated for cause, any unexercised option shall terminate effective immediately upon such termination of employment or service. If a grantee’s employment or services is terminated without cause, an outstanding option is only exercisable by the grantee if such option (i) was exercisable prior to the date of termination and (ii) is exercised within three (3) months following such termination. Except as otherwise provided by the grant certificate, if a grantee’s employment or service terminates on account of death, then any unexercised option, to the extent exercisable on the date of death, may be exercised, in whole or in part, within the first twelve (12) months after death (but only during the option term) only by the grantee’s executor or administrator or other duly appointed representative reasonably acceptable to the Committee, unless the grantee’s will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. Except as otherwise provided in the grant certificate, if a grantee’s employment or service terminates on account of disability, then any unexercised option, to the extent exercisable on the date of such termination, may be exercised in whole or in part, by the earlier of the first twelve (12) months after such termination of employment or service (but only during the option term) by the grantee.

Change of Control. Except as otherwise provided in the grant certificate, upon the occurrence of a change in control (as defined in the 2009 Plan), (i) any outstanding option becomes immediately exercisable; (ii) the Committee may amend the terms of any grant certificate in such manner as it deems appropriate; and (iii) a grantee who incurs a termination of employment for any reason, other than a dismissal for cause, concurrent with or within one year following the change in control may exercise any outstanding option, but only to the extent that the grantee was entitled to exercise the award on the grantee’s termination date, within the first twelve (12) months following the termination of employment or service (but only during the option term).

Federal Income Tax Consequences

The following discussion outlines generally the current federal income tax consequences of the 2009 Plan. Applicable tax laws and their interpretations are subject to change at any time and application of such laws may vary in individual circumstances.

Incentive Stock Options

A grantee who is granted an incentive stock option does not recognize taxable income upon the grant or exercise of the option. However, the difference between the fair market value of our Common Stock on the date of exercise and the option exercise price is a tax preference item that may subject the grantee to alternative minimum tax. A grantee generally will receive long-term capital gain or loss treatment on the disposition of shares acquired upon exercise of the option, provided that the disposition occurs more than two years from the date the option is granted, and the grantee holds the stock acquired for more than one year. A grantee who disposes of shares acquired by exercise prior to the expiration of the forgoing holding periods realizes ordinary income upon the disposition equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise and the disposition price. Any appreciation between the fair market value of the shares on the date of exercise and the disposition price is taxed to the grantee as long or short-term capital gain, depending on the length of the holding period. To the extent the grantee recognizes ordinary income, we receive a corresponding tax compensation deduction.

Nonqualified Stock Options

A grantee will not recognize income upon the grant of a nonqualified option. Upon exercise, the grantee will recognize ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the price paid for the stock. We are entitled to a tax compensation deduction equal to the ordinary income recognized by the grantee. Any taxable income recognized by a grantee in connection with an option exercise is subject to income and employment tax withholding. When the grantee disposes of shares acquired by the exercise of a nonqualified option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as capital gain. Dispositions made after one year from the exercise date will be treated as long-term capital gain. Dispositions made less than one year from the exercise date will be treated as short-term capital gain.

Code Section 162(m)

Code Section 162(m) denies a federal income tax deduction for certain compensation in excess of $1 million per year paid to the CEO and the four other most highly paid executive officers of a publicly traded corporation. Certain types of compensation, including compensation based on performance criteria that are approved in advance by stockholders, are excluded from the computation of the deduction limit. Options granted under the 2009 Plan are excluded from the computation of the deduction limit and the Committee can cause other awards under the 2009 Plan to be similarly excluded from the computation of the deduction limit by conditioning the grant or vesting upon specified performance goals.

Votes Required for Adoption

The affirmative vote of a majority of the shares present in person or by proxy and voting on the matter at the Annual Meeting is required for approval and adoption of the 2009 Plan. Abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect and will not be counted towards the vote total for this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE 2009 PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH ADOPTION AND APPROVAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INDEPENDENT PUBLIC ACCOUNTANTS

Hansen, Barnett & Maxwell, P.C. served and is currently serving as our independent registered public accounting firm for the fiscal year ending December 31, 2009, 2008 and 2007.

The Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.

Representatives of Hansen, Barnett & Maxwell, P.C. are expected to be present at the Annual Meeting by telephone conference call to respond to appropriate questions from our stockholders and will have an opportunity to make a statement, if they wish to do so.

The following table summarizes the fees paid or payable to Hansen, Barnett & Maxwell, P.C. for services rendered for the fiscal years ended December 31, 2008 and December 31, 2007:

	Fees for the Year Ended December 31
Services	2008	2007
Audit fees	$320,361	$282,433
Audit-related fees	—	—
Tax fees	—	—
All other fees	$109,603	—

Total audit and non-audit fees	$429,964	$282,433

Audit Fees. These are fees billed for professional services rendered for the audits of the Company’s consolidated financial statements, reviews of our interim consolidated financial statements included in quarterly reports, services performed in connection with filings with the SEC and related comfort letters and other services that are normally provided by Hansen, Barnett & Maxwell, P.C. in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. These are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees. These are fees billed for professional service for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

All Other Fees. These are fees associated with services not captured in the other categories. The Company generally does not request such services from the independent registered public accounting firm.

Pre-Approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditors and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditors.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

EXECUTIVE COMPENSATION

The following table summarizes all compensation that we have recorded in each of the last two completed fiscal years for our principal executive officer. None of our other executive officers had total compensation in excess of $100,000 during 2008.

	Annual Compensation
Name and Position	Year		Salary($)	Bonus ($)	Total($)
Gui Hua Lan	2008	(1)	$15,000	$214	$15,214
Chief Executive Officer and	2007	(2)	$12,808	$2,112	$14,920
Chairman of the Board

(1)

For the fiscal year ended December 31, 2008, annual compensation was equal to a salary of RMB 105,002 (approximately $15,000) and bonus of RMB 1,500 (approximately $214), for a total annual compensation of RMB 106,502 (approximately $15,214).

(2)

For the fiscal year ended December 31, 2007, annual compensation was equal to a salary of RMB 90,936.80 (approximately $12,808) and bonus of RMB 14,995.20 (approximately $2,112), for a total annual compensation of RMB 105,932 (approximately $14,920).

Grants of Plan-Based Awards in 2008

     There were no option grants in 2008.

Outstanding Equity Awards at 2008 Fiscal Year-End

     There were no option exercises or options outstanding in 2008.

Option Exercises and Stock Vested in Fiscal 2008

     There were no option exercises or stock vested in 2008.

Employment Agreements

Each of Gui Hua Lan, Feng Lan, Qiong Hua Gao, Lei Lan, Peng Chen and Zheng Yi Wang are parties to five year employment agreements with Shenghuo China expiring in December 2009 pursuant to which each employee is paid an annual salary of approximately $7,753, $6,340, $5,024, $4,733, $5,165, and $5,516, respectively, subject to change in annual salary level as set forth in the agreements. None of the agreements provide for severance upon termination.

Compensation of Directors

     The following chart shows the compensation received by each director in 2008:

					Change in
					Pension Value
				Non-Equity	and Nonqualified
	Fees Earned or	Stock	Option	Incentive Plan	Deferred	All Other
	Paid in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	Earnings	($)	($)

Gui Hua Lan (1)	—	—	—	—	—	—	—
Feng Lang	—	—	—	—	—	—	—
Zheng Yi Wang	—	—	—	—	—	—	—
Yunhong Guan (2)	$8,787	—	—	—	—	—	$8,787
Mingyang Liao (3)	$5,524	—	—	—	—	—	$5,524
Jason Yuanxin
Zhang (4)	$20,000	—	—	—	—	—	$20,000
Xiaobo Sun (5)	$8,787	—	—	—	—	—	$8,787
Gene Michael
Bennett (6)	$20,000	—	—	—	—	—	$20,000

(1)	All compensation received by Gui Hua Lan is reflected in the table included in the section entitled “Executive Compensation,” above.

(2)

Under the terms of the updated Independent Director’s Agreement with Yunhong Guan (the “Guan Agreement”), Mr. Guan received an annual compensation of 60,000 Renminbi (“RMB”) (approximately $8,787), or RMB 5,000 (approximately $732) per month. In addition, Mr. Guan received a five-year warrant to purchase 3,000 shares of Common Stock at an exercise price of $3.50 per share. Mr. Guan is expected to receive 3,000 options to purchase shares of Common Stock on an annual basis once the Company adopts a stock option plan. No options were granted as of December 31, 2008.

(3)

Under the terms of the Independent Director’s Agreement with Mingyang Liao (the “Liao Agreement”), Mr. Liao received an annual compensation of RMB 42,000 (approximately $5,524), or RMB 3,500 (approximately $460) per month.

(4)

Under the terms of the Independent Director’s Agreement with Jason Yuanxin Zhang (the “Zhang Agreement”), Mr. Zhang received an annual compensation of RMB 136,565 (approximately $20,000), or RMB 11,380 (approximately $1,667) per month.

(5)

Under the terms of the Independent Director’s Agreement with Xiaobo Sun (the “Sun Agreement”), Mr. Sun received an annual compensation of RMB 60,000 (approximately $8,787), or RMB 5,000 (approximately $732) per month.

(6)

Under the terms of the Independent Director’s Agreement with Gene Michael Bennett (the “Bennett Agreement”), Mr. Bennett’s annual compensation was $12,000 for service as a member of our Board of Directors and $8,000 for service as a member of the Audit Committee. Mr. Bennett received a five-year warrant to purchase 3,000 shares of Common Stock at an exercise price of $3.50 per share. The Bennett Agreement also provided that Mr. Bennett would receive $1,000 for each Board meeting he attended in person. As of October 2008, Mr. Bennett no longer served as a Director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Kunming Shenghuo Pharmaceutical (Group) Co., Ltd.

Shenghuo China is a 93.75%-owned subsidiary of the Company, and it has interlocking executive and director positions with the Company.

August 2006 Share Exchange

On August 31, 2006, pursuant to a share exchange agreement, as amended, we completed a share exchange transaction with Shenghuo China (the “Share Exchange”). Shenghuo China’s 93.75% shareholder, LIMI, exchanged 93.75% of the equity interest of Shenghuo China for the issuance of an aggregate of 16,255,400 shares of our Common Stock to LIMI and its designees. At the close of the Share Exchange, we became the 93.75% parent of Shenghuo China, we assumed the operations of Shenghuo China and its subsidiaries, we changed our name from SRKP 8, Inc. to China Shenghuo Pharmaceutical Holdings, Inc. and LIMI became the holder of 80.5% of the Company’s issued and outstanding stock. Gui Hua Lan, Feng Lan and Zheng Yi Wang are directors of LIMI, are officers and directors of Shenghuo China, and were also appointed as executive officers and directors of the Company upon closing of the Share Exchange. In addition, Gui Hua Lan, Feng Lan and Zheng Yi Wang own 62.2%, 5.0% and 1.3%, respectively, of LIMI’s issued and outstanding shares. Each of the foregoing persons disclaims beneficial ownership of the shares held by LIMI except to the extent of his pecuniary interest. Moreover, Lei Lan, our Assistant President owns 9.2% of LIMI’s issued and outstanding shares. Gui Hua Lan was appointed as our Chief Executive Officer and Chairman of our Board of Directors, Feng Lan was appointed as our President and as a Director, and Zheng Yi Wang was appointed as our Executive Director of Exports, our Corporate Secretary and as a Director.

WestPark Capital, Inc. and SRKP 8, Inc.

Westpark Capital, Inc. (“WestPark”) acted as the placement agent for our August 2006 private placement transaction (the $1,800,000 equity financing conducted by us on the close of the Share Exchange). For its services as placement agent, WestPark was paid a commission equal to 9.0% of the gross proceeds from the financing, in addition to a 2% non-accountable expense fee, for an aggregate fee amount of $198,000. Richard Rappaport, our President and one of our controlling stockholders prior to the Share Exchange, indirectly holds a 100% interest in WestPark, an NASD member. Anthony C. Pintsopoulos, one of our controlling stockholders and an officer and director prior to the Share Exchange, is the Chief Financial Officer of WestPark. Debbie Schwartzberg, one of our controlling stockholders prior to the Share Exchange, is a noteholder of the parent company of WestPark; her note entitles her to a 1.5% interest in the net profits of the parent company of WestPark. Each of Messrs. Rappaport and Pintsopoulos resigned from all of their executive and director positions with us upon the closing of the Share Exchange. In addition, on May 26, 2005, the Company issued 2,700,000 shares of Common Stock to five accredited investors for aggregate cash consideration of $25,000. These five investors included Richard Rappaport, Anthony Pintsopolous, and Debbie Schwartzberg.

WestPark also acted as the managing underwriter for our initial public offering. Upon the closing of the offering in June 2007, we issued to WestPark warrants to purchase up to 40,000 shares of our Common Stock. The warrants are exercisable at a per share exercise price of $4.20, subject to standard anti-dilution adjustments for stock splits and similar transactions, and will expire after five years. The holders of shares of Common Stock acquired upon exercise of the warrants have the right to include such shares in any future registration statements filed by us and to demand one registration for the shares. In addition, we agreed to indemnify the underwriters against some liabilities, including liabilities under the Securities Act and to contribute to payments that the underwriters may be required to make in respect thereof. We paid WestPark a non-accountable expense allowance of $42,000 and an underwriters’ discount of $161,000. We also agreed to retain WestPark at a rate of $3,000 per month as a consultant to assist us with stockholder and investor matters. The consulting arrangement expired 12 months after the closing of the offering.

Sale of Technology from Nanguo to Shenghuo China

Our subsidiary, Shenghuo China, was formed in 1995 as a limited company under the laws of the People’s Republic of China (“PRC”), with Kunming Nanguo Biology Source Development Institute

(“Nanguo”) owning approximately 55% of Shenghuo China’s outstanding equity interests and Guangdong Maoming Huazhou Company (“Guangdong”) owning approximately 45% of Shenghuo China’s equity interests. In November 1999, Guangdong transferred all of its equity interests to Nanguo, which, as a result, became Shenghuo China’s 100% parent. Also in November 1999, Nanguo entered into an agreement with the Pharmaceutical Institute of Kunming Medical College (the “College”) to purchase the rights to the technology for the preparation of Sanchi, including the technology of extracting and separating the Sanchi from Panax notoginseng, analysis data, the conditions and methods of synthesizing, manufacturing and quality-control. Terms of the agreement required an initial payment of approximately $217,000 and a final payment of approximately $3.9 million upon receiving governmental approval and protection for the developed techniques. In March 2000, Nanguo made an additional net investment of approximately $1.3 million and a new investor, Yunnan Yunwei (Group) Co., LTD (“Yunwei”), made a capital investment of approximately $3.7 million into Shenghuo China, and in May 2002, a new investor, SDIC Venture Capital Investment, Co., Ltd. (“SDIC”), made an investment of approximately $483,000. In August 2004, Nanguo sold the rights to the technology to Shenghuo China for approximately $3.5 million, and in January 2005, Nanguo purchased all of the equity interests held by Yunwei for approximately the same amount, resulting in Nanguo becoming Shenghuo China’s 93.75% parent, and SDIC’s percentage holding in Shenghuo China became 6.25% of our outstanding equity interests. In 2006, Nanguo transferred its 93.75% interest in Shenghuo China to LIMI, and Shenghuo China was restructured into a Chinese Foreign Equity Joint Venture under the laws of the PRC. LIMI transferred its 93.75% interest in Shenghuo China to the Company pursuant to the Share Exchange, which was completed on August 31, 2006.

Purchase of Interests in Subsidiaries

On August 30, 2006, one of our officers agreed to transfer to us a majority of the officer’s equity interest in our subsidiary Kunming Shenghuo Medicine Co., Ltd. (“Medicine”) and another officer agreed to transfer to us a majority of the officer’s equity interest in our subsidiary Kunming Pharmaceutical Importation and Exportation Co., Ltd. (“Import/Export”), leaving each of them with a 1% interest in the subsidiaries, respectively. We paid $24,980 for transfer of the interest of Import/Export and $249,800 for the transfer of the interest of Medicine. Taking into account the transfers, we own 99% of the equity interests in Import/Export and Medicine, respectively.

August 2007 Guarantee

On August 17, 2007, we entered into a loan agreement for RMB 50 million (approximately $6,651,094) with Shuang Long Branch of Agricultural Bank of China with a term of two years. The loan bears interest at a rate of 7.722% and which is due quarterly. The purpose of the loan is for working capital and is guaranteed by LIMI. Gui Hua Lan, our Chief Executive Officer; Feng Lan, our President; and Zheng Yi Wang, our Executive Director of Exports, are directors and have voting and investment control over the shares owned by LIMI, which beneficially owns or controls approximately 77% of our outstanding shares. In addition, Gui Hua Lan, Feng Lan and Zheng Yi Wang own 62.2%, 5.0% and 1.3%, respectively, of LIMI’s issued and outstanding shares. LIMI is not receiving any compensation for the guarantee of our loan.

Loans to and from Insiders

As of December 31, 2008 and December 31, 2007, we had receivables due from officers relating to travel advances in the amount of $0 and $27,555, respectively. At December 31, 2008 and December 31, 2007, we had payables due to officers in the amount of $148,575 and $94,939, respectively. Also at December 31, 2008 and December 31, 2007, the amounts payable to our former parent company were $0 and $0, respectively. These amounts are due on demand and do not accrue interest.

Independent Director Agreements

In 2008 we entered into an Independent Director’s Agreement with each of Xiaobo Sun and Jason Yuanxin Zhang.

Under the terms of the Sun Agreement, Mr. Sun’s annual compensation from the Company will be $8,787 for service as a member of our Board of Directors.

Under the terms of the Zhang Agreement, Mr. Zhang’s annual compensation from the Company will be $12,000 for service as a member of our Board of Directors and $8,000 for service as a member of the Audit Committee.

ADDITIONAL INFORMATION

Stockholder Communications with the Board of Directors

We have established procedures for stockholders to communicate directly with the Board of Directors on a confidential basis. Stockholders who wish to communicate with the Board of Directors or with a particular director may send a letter to our Corporate Secretary at No. 2, Jing You Road, Kunming National Economy & Technology Developing District, People’s Republic of China 650217. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board of Directors or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “confidential.” The Corporate Secretary will then forward such communication, unopened, to the individual indicated.

Stockholder Proposals

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the annual meeting of stockholders to be held on or about June 16, 2010, we must receive the proposal at our principal executive offices, addressed to the Corporate Secretary, no later than January 1, 2010 and such proposals must otherwise comply with the applicable rules and regulations of the SEC, including, without limitation, Rule 14a-8 of Regulation 14A under the Exchange Act.

The SEC requires that we receive advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the preceding paragraph, or made by or at the direction of any member of the Board of Directors, including and proposal for the nomination for election as Director. To be considered at the 2010 annual meeting of our stockholders, any such stockholder proposal must be received no later than March 16, 2010, and discretionary authority may be used if untimely submitted.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who beneficially own more than 10% of our Common Stock, to file with the SEC an initial report of ownership of our Common Stock on Form 3 and reports of changes in ownership of our

Common Stock on Form 4 or Form 5, as applicable. Officers, directors and 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) reports that they file.

Based solely upon review of the copies of such reports furnished to us and representations from certain of our executive officers and directors that no other such reports were required, we believe that during the year ended December 31, 2008 all of our executives officers, directors and 10% beneficial owners filed the required Section 16(a) reports on a timely basis with the exception of the following: one Form 3 filed by each of Mr. Jason Yuanxin Zhang and Ms. Wendy Fu.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past five years, none of the following occurred with respect to any of our directors, nominees for director, executive officers or control persons: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

To the best of our knowledge, none of our directors or executive officers is a party adverse to the Company or any of its subsidiaries in any material proceedings, and none of our directors or executive officers has a material interest adverse to the Company or any of its subsidiaries.

Other Business

Our Board of Directors knows of no other matters that are likely to come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote on such matters in accordance with their best judgment.

Annual Report

We will provide, without charge, additional copies of our 2008 Annual Report upon receipt of a written request by any stockholder. Additionally, our 2008 Annual Report, as well as additional materials describing our Company, its business and our results of operations, may be found on our website (www.shenghuo.com.cn).

By Order of the Board of Directors,

/s/ Zheng Yi Wang

Zheng Yi Wang
Executive Director of Exports and Corporate
Secretary

April 30, 2009

Appendix A

FORM OF WARRANT

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK DELIVERABLE UPON EXERCISE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”) AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (A) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (B) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

Effective Date: September 25, 2007

WARRANT TO PURCHASE COMMON STOCK
OF
CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.
(Subject to Adjustment)

THIS CERTIFIES THAT, for value received, [Name of Warrant Holder] (“ Holder ”), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time after the date hereof (the “ Effective Date ”), to purchase up to Three Thousand (3,000) shares of common stock, par value $0.0001 per share (the “Warrant Shares”), from CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC., a Delaware corporation (the “ Company ”), at an exercise price per share equal to Three Dollars and Fifty Cents ($3.50) (the “Purchase Price). This Warrant shall expire at 5:00 p.m. Pacific time on that date which is sixty (60) months from the date of this Warrant (the “ Expiration Date ”). Both the number of shares of Common Stock purchasable upon exercise of this Warrant (the “Warrant Shares”) and the Purchase Price are subject to adjustment and change as provided herein. This Warrant is irrevocably issued to the holder for agreement to serve as a member of the Company’s Board of Directors.

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

“1933 Act” shall mean the Securities Act of 1933, as amended.

“Common Stock” shall mean the Common Stock of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.

     “Fair Market Value” or “FMV” of a share of Common Stock as of a particular date shall mean:

(a) If traded on the American Stock Exchange, the Nasdaq Stock Market, or any other securities exchange, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the ten (10) business days ending immediately prior to the applicable date of valuation;

(b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

(c) If there is no active public market, the Fair Market Value shall be the value as determined in good faith by the Company’s Board of Directors upon a review of relevant factors, including due consideration of the Registered Holders' determination of the value of the Company.

2. EXERCISE OF WARRANT

2.1 Payment. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as Exhibit 1 (the “Notice of Exercise”), duly executed by the Holder, at the address of the Company as set forth herein, and as soon as practicable after such date,

(a) surrendering this Warrant at the address of the Company, and either

(b) providing payment, by check or by wire transfer, of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the “Exercise Amount”), or

(c) electing, by written notice to the Company on the Notice of Exercise duly executed by the Holder, to receive a number of Warrant Shares, determined in accordance with the formula set forth below, at a price of $0.001 per Warrant Share (the “Election”), in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula, upon payment of an amount equal to the product obtained by multiplying the Warrant Shares to be issued by $0.001 (the “Election Exercise Amount”):

X =	Y (A - B)
A

Where X = The number of Warrant Shares to be issued to the Holder upon an Election.

  Y = The number of Warrant Shares in respect of which this Warrant is being exercised as adjusted to the date of the Election.

  A = The FMV of one Warrant Share on the date that the relevant Notice of Exercise is received by the Company.

  B = The Purchase Price (as adjusted to the date of the Election) in accordance with Section 4 hereof.

2.2 Common Stock Certificates; Fractional Shares. As soon as practicable on or after the date of an exercise of this Warrant, the Company shall deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon an exercise of this Warrant.

2.3 Partial Exercise: Effective Date of Exercise. In case of any partial exercise of this Warrant, the Holder and the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The Company acknowledges that the person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

3. TAXES. The Company shall pay all taxes and other governmental charges that may be imposed in respect of the delivery of shares upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the delivery of any certificate for shares of Common Stock in any name other than that of the Holder of this Warrant, and in such case the Company shall not be required to deliver any stock certificate until such tax or other charge has been paid, or it has been established to the Company’s reasonable satisfaction that no tax or other charge is due.

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF COMMON STOCK. The number of shares of Common Stock deliverable upon exercise of this Warrant (or any shares of stock or other securities or property receivable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

4.1 Adjustment for Stock Splits, Subdivisions or Combinations of Shares of Common Stock. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Common Stock deliverable upon exercise of this Warrant (or any shares of stock or other securities at the time deliverable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company’s Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock deliverable upon exercise of this Warrant (or any shares of stock or other securities at the time deliverable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company’s Common Stock.

4.2 Adjustment for Dividends or Distributions of Stock or Other Securities or Property. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Registered Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

4.3 Reclassification. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change ‘with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4. No adjustment shall be made pursuant to this Section 4.3 upon any conversion or redemption of the Common Stock which is the subject of Section 4.5.

4.4 Adjustment for Capital Reorganization, Merger or Consolidation. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

4.5 Conversion of Common Stock. In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company’s Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Registered Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the “Termination Date”), shall receive, in lieu of the number of shares of Common Stock that would have been deliverable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

5. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to him, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will cause to be executed and delivered in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

6. REPRESENTATION. The Company hereby covenants that all shares issuable upon exercise of this Warrant, when delivered upon such exercise, shall be free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Further, the Company hereby covenants to reserve such number of authorized but unissued shares of Common Stock for issuance upon exercise of this Warrant.

7. TRANSFER. This Warrant may not be transferred by the Holder without the prior written consent of the Company, which consent may not be unreasonably withheld. In the event of a transfer to which the Company has previously consented in writing, this Warrant and all rights hereunder may be transferred by the Holder upon delivery of the form of Assignment attached hereto as Exhibit 2 (the “Assignment”), duly executed by the Holder, surrender of this Warrant properly endorsed at the address of the Company and payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Holder and Company will cause to be issued and delivered to the Holder a new Warrant or Warrants with respect to the portion of this Warrant not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Holder hereof as the owner for all purposes.

8. [RESERVED]

9. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the 1933 Act, covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof or the Common Stock issuable upon conversion thereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Common Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to SEC Rule 144.

10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that he/she/it is an “accredited investor” as that term is defined under Rule 501 of Regulation D, that any shares of stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof, that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant or acquired upon conversion thereof will not be registered under the 1933 Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, previously granted to the Holder) and will be “restricted securities” within the meaning of Rule 144 under the 1933 Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a holder of the Company for any purpose.

12. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, return receipt requested, or by telecopier, or by email or otherwise delivered by hand or by messenger, addressed or telecopied to the person to whom such notice or communication is being given at its address set forth after its signature hereto. In order to be effective, a copy of any notice or communication sent by telecopier or email must be sent by registered or certified mail, postage prepaid, return receipt requested, or delivered personally to the person to whom such notice or communication is being at its address set forth after its signature hereto. If notice is provided by mail, notice shall be deemed to be given five (5) business days after proper deposit with the United States mail or nationally recognized overnight courier, or immediately upon personally delivery thereof, to person to whom such notice or communication is being at such address. If notice is provided by telecopier, notice shall be deemed to be given upon confirmation by the telecopier machine of the receipt of such notice at the telecopier number provided above. If notice is provided by email, notice shall be deemed to be given upon confirmation by the sender’s email program of the receipt of such notice at the email address provided after the signature of the person to whom such notice or communication is being. The addresses set forth after the signatures hereto may be changed by written notice complying with the terms of this Section 12.

13. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

14. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware.

15. NOTICES OF RECORD DATE. In case:

15.1 the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

15.2 of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company’s stock are to receive stock, securities or property of another corporation; or

15.3 of any voluntary dissolution, liquidation or winding-up of the Company; or

15.4 of any redemption of any outstanding capital stock of the Company; then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days prior to the date therein specified.

16. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

17. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

18. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. on the next business day.

[SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the date first written above.

CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.	[NAME OF WARRANT HOLDER]

By:	By:
Name: Gui Hua Lan	Name:

Title: Chief Executive Officer	Title:

Address for Notices:	Address for Notices:

CHINA SHENGHUO PHARMACEUTICAL
HOLDINGS, INC.
Gui Hua Lan
No. 2, Jing You Road
Kunming National Economy & Technology
Developing District
People’s Republic of China
650217

SIGNATURE PAGE TO WARRANT

EXHIBIT 1

NOTICE OF EXERCISE

(To be executed upon exercise of Warrant)

WARRANT NO. -

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, securities of the Company, as provided for therein, and (check the applicable box):

Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ such securities.

Tenders herewith payment of $____________ representing $0.001 per Warrant Share to be issued pursuant to the Election provided for in Section 2.1(c) of the Warrant, and accordingly requests delivery of a net of ______________ of such securities, according to the following calculation:

X = Y (A-B)	( ) = [(____) [(_____) - (_____)]
	A	(_____)

Where X = The number of Warrant Shares to be issued to the Holder upon an Election.

  Y = The number of Warrant Shares in respect of which this Warrant is being exercised as adjusted to the date of the Election.

  A = The FMV of one Warrant Share on the date that the relevant Notice of Exercise is received by the Company.

  B = The Purchase Price (as adjusted to the date of the Election) in accordance with Section 4 hereof.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:

Address:

Signature:

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

EXHIBIT 2

ASSIGNMENT

(To be executed only upon assignment of Warrant	WARRANT NO.-__
Certificate)

For value received, hereby sells, assigns and transfers unto ________________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

Name(s) of Assignee(s)	Address	# of Warrants

And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.

Dated:____________________________________________________________, 200____

Signature:_________________________________________________________________

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule l7Ad-15.

Appendix B

2009 Stock Option Plan

CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.

2009 STOCK INCENTIVE PLAN

ARTICLE I

GENERAL

1.1 Purpose

China Shenghuo Pharmaceutical Holdings, Inc. 2009 Stock Incentive Plan (the “Plan”) is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of Shenghuo Pharmaceutical Holdings Inc. (the “Company”) depends, and who are responsible for the management, growth and protection of the business of the Company, with incentives to: (a) enter into and remain in the service of the Company, a Company subsidiary or a Company joint venture, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company (whether directly or indirectly through enhancing the long-term performance of a Company subsidiary or a Company joint venture). The Plan is also designed to provide certain “performance-based” compensation to these key persons.

1.2 Administration

(a) Administration by Committee; Constitution of Committee. The Plan shall be administered by the Compensation Committee of the board of directors of the Company (the “Board”) or such other committee or subcommittee as the Board may designate or as shall be formed by the abstention or recusal of a non-Qualified Member (as defined below) of such committee (the “Committee”). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. While it is intended that at all times that the Committee acts in connection with the Plan, the Committee shall consist solely of at least two Qualified Members, the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan. A “Qualified Member” is both a “non-employee director” within the meaning of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934 (the “1934 Act”) and an “outside director” within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee and, in such a case, all references herein to the Committee shall refer to the Board.

(b) Committee’s Authority. The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Grant Certificates executed pursuant to Section 2.1, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) to amend the Plan to reflect changes in applicable law.

(c) Committee Action; Delegation. Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. Notwithstanding the foregoing or any other provision of the Plan, to the fullest extent permitted by §157 of the Delaware General Corporation Law (or any successor provision thereto) the Committee may delegate to one or more officers of the Company the authority to designate the individuals (other than such officer(s)), among those eligible to receive awards pursuant to the terms of the Plan, who will receive awards under the Plan and the size of each such award, provided that the Committee shall itself grant awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of section 16 of the 1934 Act or whose awards could reasonably be expected to be subject to the deduction limitations of section 162(m) of the Code.

(d) Determinations Final. The determination of the Committee on all matters relating to the Plan or any Grant Certificate shall be final, binding and conclusive.

(e) Limit on Committee Members’ Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

1.3 Persons Eligible for Awards

The persons eligible to receive awards under the Plan are those officers, directors (whether or not they are employed by the Company), consultants, and executive, managerial, professional or administrative employees of the Company, its parent, subsidiaries and its joint ventures (collectively, “key persons”) as the Committee in its sole discretion shall select, provided, however, that incentive stock options only may be granted to persons who are employees of the Company on the date of grant.

1.4 Types of Awards Under Plan

Awards may be made under the Plan in the form of incentive stock options and non-qualified stock options, as more fully set forth in Article II. The term “award” means any of the foregoing.

1.5 Shares Available for Awards

(a) Aggregate Number Available; Certificate Legends. The total number of shares of common stock of the Company (“Common Stock”) with respect to which awards may be granted pursuant to the Plan shall not exceed 2,000,000 shares. Shares issued pursuant to the Plan may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company’s treasury or Common Stock acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

(b) Adjustment Upon Changes in Common Stock. Upon certain changes in Common Stock, the number of shares of Common Stock available for issuance with respect to awards that may be granted under the Plan pursuant to Section 1.5(a), shall be adjusted pursuant to Section 3.7(a) .

(c) Certain Shares to Become Available Again. The following shares of Common Stock shall again become available for awards under the Plan: any shares that are subject to an award under the Plan and that remain unissued, whether due to the cancellation or termination of such award for any reason whatsoever, the settlement of such award for cash, or otherwise.

(d) Individual Limit. Except for the limits set forth in this Section 1.5(d) and in Section 2.2(d) (relating to incentive stock options), no provision of this Plan shall be deemed to limit the number or value of shares with respect to which the Committee may make awards to any eligible person. Subject to adjustment as provided in Section 3.7(a), the total number of shares of Common Stock with respect to which awards may be granted to any one employee of the Company, its parent, or a subsidiary during any one calendar year shall not exceed 300,000 shares. Stock options granted and subsequently canceled or deemed to be canceled in a calendar year count against this limit even after their cancellation.

1.6 Definitions of Certain Terms

(a) The “Fair Market Value” of a share of Common Stock on any day shall be the closing price on the NYSE Amex Equities, the Over-The-Counter Bulletin Board, or such other national securities exchange on which the Common Stock is traded, as reported for such day in The Wall Street Journal or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day. Notwithstanding the foregoing, if deemed necessary or appropriate by the Committee, the Fair Market Value of a share of Common Stock on any day shall be determined by the Committee. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

(b) The term “incentive stock option” means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Grant Certificate. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a “non-qualified stock option.”

(c) A grantee shall be deemed to have a “termination of employment” upon (i) the date after which, based on all the facts and circumstances, the Company, the Company parent, any Company subsidiary or Company joint venture, or any corporation (or any of its subsidiaries) which assumes the grantee’s award in a transaction to which section 424(a) of the Code applies, and the grantee reasonably anticipate that the grantee will perform no further service for such Company, or that the grantee will perform services of a level that would permanently decrease to no more than 20% of the average level of services performed over the immediately preceding 36 months (or the entire period of employment, if the grantee has worked for such Company for less than 36 months) or (ii) the date the grantee ceases to be a Board member, provided, however, that in the case of a grantee (x) who is at the time of reference both an employee or consultant and a Board member or (y) who ceases to be engaged as an employee, consultant or Board member and immediately is engaged in another of such relationships with the Company, the Company parent, any Company subsidiary or Company joint venture, the grantee shall be deemed to have a termination of employment upon the later of the dates determined pursuant to subparagraphs (i) and (ii) above. For purposes of clause (i) above, a grantee who continues his or her employment or consulting relationship with: (A) a Company subsidiary subsequent to its sale by the Company, or (B) a Company joint venture subsequent to the Company’s sale of its interests in such joint venture, shall have a termination of employment upon the date of such sale. A grantee is considered not to have experienced a termination of employment while on a bona fide leave of absence, provide that this leave of absence does not exceed 6 months. If the leave of absence exceeds 6 months, the grantee will be deemed to have a termination of employment on the first day of the 7th month unless the grantee retains the right to reemployment under an applicable statute or contract.

(d) The terms “parent corporation” and “subsidiary corporation” shall have the meanings given them in sections 424(e) and (f) of the Code, respectively.

(e) The term “employment” shall be deemed to mean an employee’s employment with the Company, the Company parent, any Company subsidiary or any Company joint venture and each Board member’s service as a Board member.

(f) The term “cause” in connection with a termination of employment by reason of a dismissal for cause shall mean:

(i) to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company, the Company parent, a Company subsidiary or a Company joint venture, which agreement contains a definition of “cause,” cause shall consist of those acts or omissions that would constitute “cause” under such agreement; and otherwise,

(ii) the grantee’s termination of employment by the Company, the Company parent, or an affiliate or subsidiary on account of any one or more of the following:

(A) any failure by the grantee substantially to perform the grantee’s employment duties;

(B) any excessive unauthorized absenteeism by the grantee;

(C) any refusal by the grantee to obey the lawful orders of the Board or any other person or committee to whom the grantee reports;

(D) any act or omission by the grantee that is or may be injurious to the Company, monetarily or otherwise;

(E) any act by the grantee that is inconsistent with the best interests of the Company;

(F) The grantee’s material violation of any of the Company’s policies, including, without limitation, those policies relating to discrimination or sexual harassment;

(G) the grantee’s unauthorized (a) removal from the premises of the Company or an affiliate of any document (in any medium or form) relating to the Company or an affiliate or the customers or client of the Company or an affiliate or (b) disclosure to any person or entity of any of the Company’s, the Company’s parent or its affiliates’, confidential or proprietary information;

(H) the grantee’s commission of any felony or any other crime involving moral turpitude; or

(I) the grantee’s commission of any act involving dishonesty or fraud.

      Notwithstanding the foregoing, in determining whether a termination of employment by reason of a dismissal for cause has occurred pursuant to this Section 1.6(f)(ii) for the purposes of Section 3.8(b)(iii) (relating to a termination of employment following a Change in Control), reference shall be made solely to subsections (B), (C), (F), (G), (H), and (I) of Section 1.6(f)(ii).

      Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity. Any determination of whether a grantee’s employment is (or is deemed to have been) terminated for cause for purposes of the Plan or any award hereunder shall be made by the Committee in its discretion. If, subsequent to a grantee’s voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee’s employment could have been terminated for cause, the Committee may deem such grantee’s employment to have been terminated for cause. A grantee’s termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

(g) The term “consultant” shall mean any consultant or advisor if the consultant or advisor renders bona fide services to the Company, its parent, subsidiaries or its joint ventures.

ARTICLE II

AWARDS UNDER THE PLAN

2.1 Certificates Evidencing Awards

      Each award granted under the Plan shall be evidenced by a written certificate (“Grant Certificate”) which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Grant Certificate.

2.2 Grant of Stock Options

(a) Stock Option Grants. The Committee may grant incentive stock options and non-qualified stock options (collectively, “options”) to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.

(b) Option Exercise Price. Each Grant Certificate with respect to an option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its sole discretion; provided, however, that the option exercise price of a stock option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

(c) Exercise Period. Each Grant Certificate with respect to an option shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its sole discretion, subject to Section 2.3 hereof.

(d) Incentive Stock Option Limitation: $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as non-qualified stock options.

(e) Incentive Stock Option Limitation: 10% Owners. Notwithstanding the provisions of this Section 2.2, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (i) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.3 Exercise of Options

      Subject to the other provisions of this Article II, each option granted under the Plan shall be exercisable as follows:

(a) Time and Method of Exercise.

(i) Beginning of Exercise Period for Employees. Unless the applicable Grant Certificate otherwise provides, an option for employees or consultants shall become exercisable in three substantially equal installments on each of the first three anniversaries of the date of grant.

(ii) Beginning of Exercise Period for Non-Employee Directors. Unless the applicable Grant Certificate otherwise provides, an option for non-employee directors shall become fully exercisable on the first anniversary of the date of grant, except that a grant made in conjunction with an annual stockholders meeting shall become fully exercisable on the earlier of the first anniversary of the date of grant and the next annual stockholders meeting.

(iii) End of Exercise Period. Unless the applicable Grant Certificate otherwise provides, once an installment becomes exercisable, it shall remain exercisable until the earlier of (i) the tenth anniversary of the date of grant of the award or (ii) the expiration, cancellation or termination of the award; provided, however, that no stock option shall be exercisable more than 10 years after the date of grant.

(iv) Timing and Extent of Exercise. Unless the applicable Grant Certificate otherwise provides, an option may be exercised from time to time as to all or part of the shares as to which such award is then exercisable.

(v) Notice of Exercise. An option shall be exercised by the filing of a written notice with the Company or the Company’s designated exchange agent (the “exchange agent”), on such form and in such manner as the Committee shall in its sole discretion prescribe.

(b) Payment of Exercise Price. Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) with the prior approval of the Company’s compliance officer, which officer shall have sole discretion whether or not to give, by delivery of shares of Common Stock owned by the grantee having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; or (iii) at the discretion of the Committee and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Committee may from time to time prescribe (whether directly or indirectly through the exchange agent). Shares of Common Stock delivered in payment of the exercise price pursuant to item (ii) herein above may be previously owned shares or, with the prior approval of the Company’s compliance officer, which officer shall have sole discretion whether or not to give, the shares that are being acquired upon exercise of the stock option; provided, however, that any person who is a reporting person for purposes of Section 16 of the

1934 Act may only deliver shares that are being acquired upon exercise of the stock option in this manner if at least six months has elapsed from the date on which the option was granted to such person.

(c) Delivery of Certificates Upon Exercise. Promptly after receiving payment of the full option exercise price, the Company or its exchange agent shall, subject to the provisions of Section 3.2, deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, a grantee may direct the Company or its exchange agent, as the case may be, to deliver the stock certificate(s) to the grantee’s stockbroker.

(d) No Stockholder Rights. No grantee of an option (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. No adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4 Compensation in Lieu of Exercise of an Option

      The Committee may in its sole discretion, with respect to a non-qualified stock option, and with the written consent of the grantee with respect to an incentive stock option, determine to substitute for the exercise of such option compensation to the grantee not in excess of the difference between the option exercise price and the Fair Market Value of the shares covered by such option on the date designated by the Committee. Such compensation may be in cash, in shares of Common Stock, or both, and the payment thereof may be subject to conditions, all as the Committee shall determine in its sole discretion. In the event compensation is substituted pursuant to this Section 2.4 for the exercise, in whole or in part, of an option, the number of shares subject to the option shall be reduced by the number of shares for which such compensation is substituted.

2.5 Termination of Employment; Death Subsequent to a Termination of Employment

(a) General Rule. Except to the extent otherwise provided in paragraphs (b), (c), (d) or (e) of this Section 2.5 or Section 3.8(b)(iii) (relating to a termination of employment following a change in control of the Company), a grantee who incurs a termination of employment may exercise any outstanding option on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur within three months after termination of employment but in no event after the original expiration date of the award.

(b) Dismissal for Cause; Resignation. If a grantee incurs a termination of employment as the result of a dismissal for cause or resignation, all options not theretofore exercised shall terminate upon the commencement of business on the date of the grantee’s termination of employment.

(c) Disability. If a grantee incurs a termination of employment by reason of a disability (as defined below), then any outstanding option shall be exercisable on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur by the earlier of (A) the first anniversary of the grantee’s termination of employment, or (B) the original expiration date of the award. For this purpose “disability” shall mean: (x) except in connection with an incentive stock option, any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the grantee from engaging in any substantial gainful activity and that can be expected to result in death or to last for a continuous period of not less than 12 months and (y) in connection with an incentive stock option, a disability described in section 422(c)(6) of the Code. The existence of a disability shall be determined by the Committee in its absolute discretion.

(d) Death.

(i) Termination of Employment as a Result of Grantee’s Death. If a grantee incurs a termination of employment as the result of death, then any outstanding option shall be exercisable on the following terms and conditions: (A) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (B) exercise must occur by the earlier of (1) the first anniversary of the grantee’s termination of employment, or (2) the original expiration date of the award.

(ii) Death Subsequent to a Termination of Employment. If a grantee terminates employment after age 65 and dies within the three-month period following such termination of employment, then the award shall remain exercisable until the earlier to occur of (A) the first anniversary of the grantee’s date of death or (B) the original expiration date of the award.

(iii) Restrictions on Exercise Following Death. Any such exercise of an award following a grantee’s death shall be made only by the grantee’s executor or administrator or other duly appointed representative reasonably acceptable to the Committee, unless the grantee’s will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Grant Certificate which would have applied to the grantee including, without limitation, the provisions of Sections 3.2 and 3.8 hereof.

(e) Special Rules for Incentive Stock Options. No option that remains exercisable for more than three months following a grantee’s termination of employment for any reason other than death (including death within three months after the termination of employment) or disability, or for more than one year following a grantee’s termination of employment as the result of disability, may be treated as an incentive stock option.

(f) Committee Discretion. The Committee, in the applicable Grant Certificate, may waive or modify the application of the foregoing provisions of this Section 2.5.

2.6 Transferability of Options

      Except as otherwise provided in an applicable Grant Certificate evidencing an option, during the lifetime of a grantee, each option granted to a grantee shall be exercisable only by the grantee and no option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Grant Certificate evidencing an option (other than an incentive stock option to the extent inconsistent with the requirements of section 422 of the Code applicable to incentive stock options), permit a grantee to transfer all or some of the options to (A) the grantee’s spouse, children or grandchildren (“Immediate Family Members”), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

ARTICLE III

MISCELLANEOUS

3.1 Amendment of the Plan; Modification of Awards

(a) Amendment of the Plan. Subject to Section 3.1(b), the Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that in any way alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

(b) Stockholder Approval Requirement. Stockholder approval shall be required with respect to any amendment to the Plan which is required by applicable law or stock exchange rules.

(c) Modification of Awards. The Committee may cancel any award under the Plan. The Committee also may amend any outstanding Grant Certificate, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Grant Certificate; or (iii) waive or amend the operation of Section 2.5 with respect to the termination of the award upon termination of employment, provided however, that no amendment may lower the exercise price of an option. However, any such cancellation or amendment (other than an amendment pursuant to Sections 3.7 or 3.8(b)) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).

3.2 Consent Requirement

(a) No Plan Action Without Required Consent. If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

(b) Consent Defined. The term “Consent” as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.3 Nonassignability

      Except as provided in Sections 2.5(e) and 2.6: (a) no award or right granted to any person under the Plan or under any Grant Certificate shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any Grant Certificate shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative.

3.4 Requirement of Notification of Election Under Section 83(b) of the Code

      If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.5 Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

      Each grantee of an incentive stock option shall notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

3.6 Withholding Taxes

(a) With Respect to Cash Payments. Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

(b) With Respect to Delivery of Common Stock. Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the prior approval of the Company’s compliance officer, which officer shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld; provided, however, that any person who is a reporting person for purposes of Section 16 of the 1934 Act may only deliver shares that are being acquired upon exercise of a stock option in this manner if at least six months has elapsed from the date on which the option was granted to such person. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

3.7 Adjustment Upon Changes in Common Stock

(a) Shares Available for Grants. In the event of any change in the number of shares of Common Stock outstanding by reason of a reclassification, reorganization stock dividend or split, reverse stock split, recapitalization, share combination, merger, consolidation, spin-off, split-off, rights offering, liquidation or exchange of shares or similar event, the maximum number of shares of Common Stock with respect to which the Committee may grant awards under Article II hereof, as described in Section 1.5(a), and the individual annual limit described in Section 1.5(d), shall be equitably adjusted by the Committee to reflect such events. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which awards: (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Committee may deem appropriate, unless such adjustment would cause any award that would otherwise qualify as performance based compensation with respect to a “162(m) covered employee” (as defined in Section 3.9(a)(i)), to cease to so qualify.

(b) Outstanding Options — Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding option, and the exercise price-per-share of Common Stock of each such option.

(c) Outstanding Options — Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option would have received in such merger or consolidation.

(d) Outstanding Options — Certain Other Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

(A) cancel, effective immediately prior to the occurrence of such event, each option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option was granted an amount in cash, for each share of Common Stock subject to such option, respectively, equal to the excess of (x) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option; or

(B) provide for the exchange of each option outstanding immediately prior to such event (whether or not then exercisable) for an option on or with respect to, as appropriate, some or all of the property which a holder of the number of shares of Common Stock subject to such option would have received and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the grantee to whom such option was granted in partial consideration for the exchange of the option.

(e) Outstanding Options — Other Changes. Except as otherwise provided in paragraphs (c), (d) and (e) of this Section 3.7, in the event of any change in the number of shares of Common Stock outstanding by reason of any reclassification, recapitalization, reorganization, stock split, reverse stock split, stock dividend, share combination, merger, consolidation, spin-off, split-off, rights offering, liquidation or similar event, of or by the Company, the Committee shall make equitable adjustment of: (A) the number and class of shares covered by any outstanding Options under the Plan; and (B) the per-share exercise price of all such outstanding Options under the Plan. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option was granted an amount in cash, for each share of Common Stock subject to such option, respectively, equal to the excess of (i) the Fair Market Value of Common Stock on the date of such cancellation over (ii) the exercise price of such option.

(f) No Other Rights. Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option.

3.8 Change in Control

(a) Change in Control Defined. For purposes of this Section 3.8, a “Change in Control” shall be deemed to have occurred upon the happening of any of the following events:

(i) Change in the ownership of the Company. A change in the ownership of the Company shall occur on the date that any one person, or more than one person acting as a group (as defined in Treasury Regulation Section 1.409A-3(i)(5)(v)(B)), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of such Company;

(ii) Change in the effective control of the Company. A change in the effective control of the Company shall occur on the date that either (A) any one person, or more than one person acting as a group (as defined in Treasury Regulation Section 1.409A-3(i)(5)(v)(B)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or (B) a majority of members of the Company’s Board of Directors is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors prior to the date of the appointment or election, provided that this sub-section (B) is inapplicable where a majority shareholder of the Company is another Company; or

(iii) Change in the ownership of a substantial portion of the Company’s assets. A change in the ownership of a substantial portion of the Company’s assets shall occur on the date that any one person, or more than one person acting as a group (as defined in Treasury Regulation Section 1.409A-3(i)(5)(vii)(C)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(b) Effect of a Change in Control. Upon the occurrence of a Change in Control:

(i) notwithstanding any other provision of this Plan, any award then outstanding shall become fully vested and any award in the form of an option shall be immediately exercisable;

(ii) to the extent permitted by law, the Committee may, in its sole discretion, amend any Grant Certificate in such manner as it deems appropriate;

(iii) a grantee who incurs a termination of employment for any reason, other than a dismissal for cause, concurrent with or within one year following the Change in Control may exercise any outstanding option, but only to the extent that the grantee was entitled to exercise the award on the grantee’s termination of employment date, until the earlier of (A) the original expiration date of the award and (B) the later of (x) the date provided for under the terms of Section 2.5 without reference to this Section 3.8(b)(iii) and (y) the first anniversary of the grantee’s termination of employment.

3.9 Limitations Imposed by Section 162(m)

(a) Qualified Performance-Based Compensation. To the extent the Committee determines it is desirable to grant an award to an individual it anticipates might be a “162(m) covered employee” (as defined below), with respect to which award the compensation realized by the grantee will or may not otherwise be deductible by operation of section 162(m) of the Code, the Committee may, as part of its effort to have such an award treated as “qualified performance-based compensation” within the meaning of Code section 162(m), make the vesting of the award subject to the attainment of one or more preestablished objective performance goals.

(i) An individual is a “162(m) covered employee” if, as of the last day of the Company’s taxable year for which the compensation related to an award would otherwise be deductible (without regard to section 162(m)), he or she is (A) the chief executive officer of the Company (or is acting in such capacity) or (B) one of the four highest compensated officers of the Company other than the chief executive officer. Whether an individual is described in either clause (A) or (B) above shall be determined in accordance with applicable regulations under section 162(m) of the Code.

(ii) If the Committee has determined to grant an award to an individual it anticipates might be a 162(m) covered employee pursuant to this Section 3.9(a), then prior to the earlier to occur of (A) the first day after 25% of each period of service to which the performance goal relates has elapsed and (B) the ninety first (91st) day of such period and, in either case, while the performance outcome remains substantially uncertain, the Committee shall set one or more objective performance goals for each such 162(m) covered person for such period. Such goals shall be expressed in terms of (A) one or more corporate or divisional earnings-based measures (which may be based on net income, operating income, cash flow, residual income or any combination thereof) and/or (B) one or more corporate, divisional or individual scientific or inventive measures. Each such goal may be expressed on an absolute and/or relative basis, may employ comparisons with past performance of the Company (including one or more divisions) and/or the current or past performance of other companies, and in the case of earnings-based measures, may employ comparisons to capital, stockholders’ equity and shares outstanding. The terms of the award shall state an objective formula or standard for computing the amount of compensation payable, and shall preclude discretion to increase the amount of compensation payable, if the goal is attained.

(iii) Except as otherwise provided herein, the measures used in performance goals set under the Plan shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q (or such other regular report Forms as used from time to time) without regard to any of the following unless otherwise determined by the Committee consistent with the requirements of section 162(m)(4)(C) and the regulations thereunder: (A) all items of gain, loss or expense for the period that are related to special, unusual or nonrecurring items, events or circumstances affecting the Company or the financial statements of the Company; (B) all items of gain, loss or expense for the period that are related to (x) the disposal of a business or discontinued operations or (y) the operations of any business acquired by the Company during the period; and (C) all items of gain, loss or expense for the period that are related to changes in accounting principles or to changes in applicable law or regulations.

(b) Nonqualified Deferred Compensation. Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company’s federal tax deduction in respect of an award may be limited as a result of section 162(m) of the Code, the Committee may take the following actions:

(i) With respect to options, the Committee may delay the exercise or payment, as the case may be, in respect of such options until a date that is within 30 days after the earlier to occur of (A) the date that compensation paid to the grantee no longer is subject to the deduction limitation under section 162(m) of the Code and (B) the occurrence of a Change in Control. In the event that a grantee exercises an option at a time when the grantee is a 162(m) covered employee, and the Committee determines to delay the exercise or payment, as the case may be, in respect of any such award, the Committee shall credit cash or, in the case of an amount payable in Common Stock, the Fair Market Value of the Common Stock, payable to the grantee to a book account. The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future.

3.10 Right of Discharge Reserved

      Nothing in the Plan or in any Grant Certificate shall confer upon any grantee the right to continue employment with the Company or affect any right which the Company may have to terminate such employment.

3.11 Nature of Payments

(a) Consideration for Services Performed. Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

(b) Not Taken into Account for Benefits. All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically otherwise provides.

3.12 Non-Uniform Determinations

      The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into nonuniform and selective Grant Certificates, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6(c).

3.13 Other Payments or Awards

      Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.14 Headings

      Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

3.15 Effective Date and Term of Plan

(a) Adoption; Stockholder Approval. The Plan was adopted by the Board in April, 2009 subject to approval by the Company’s stockholders. All awards under the Plan prior to such stockholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

(b) Termination of Plan. Unless sooner terminated by the Board or pursuant to paragraph (a) above, the provisions of the Plan respecting the grant of awards shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no awards shall thereafter be made under the Plan. All such awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Grant Certificates.

3.16 Restriction on Issuance of Stock Pursuant to Awards

      The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable, within the meaning of §152 of the Delaware General Corporation Law (or any successor provision thereto), except as otherwise permitted by §153(c) of the Delaware General Corporation Law (or any successor provision thereto).

3.17 Section 409A

To the extent applicable, the Plan shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder (“Section 409A”). Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any option may be subject to Section 409A, the Committee reserves the right (without any obligation to do so or to indemnify any grantee for any failure to do so) to adopt such amendments to the Plan or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the option from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the option, or (b) comply with the requirements of Section 409A and thereby avoid the application of penalty taxes under Section 409A.

3.18 Governing Law

      Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

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CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC. NO.2, JING YOU ROAD KUNMING NATIONAL ECONOMY & TECHNOLOGY DEVELOPING DISTRICT PEOPLE'S REPUBLIC OF CHINA 650217
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M14944-P81039	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY
CHINA SHENGHUO PHARMACEUTICAL	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote "FOR"
the following:
	☐	☐	☐

1.	Election of Directors
	NOMINEES:
	01)	Gui Hua Lan	04)	Yunhong Guan
	02)	Feng Lan	05)	Jason Yuanxin Zhang
	03)	Xiao He	06)	Xiaobo Sun

		For	Against	Abstain

2.
Ratification of the issuance of five-year warrants to purchase 3,000 shares of our Common Stock to each of Mr. Gene Michael Bennett, who formerly served as one of our independent directors, and Yunhong Guan, who is currently serving as one of our independent directors.
		☐	☐	☐

3.	Approval and adoption of the China Shenghuo Pharmaceutical Holdings, Inc. 2009 Stock Incentive Plan.	☐	☐	☐

Any prior proxy authorized by the undersigned is hereby revoked. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the related Proxy Statement dated April 30, 2009.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF

China Shenghuo Pharmaceutical Holdings, Inc.

DATE:	June 15, 2009
TIME:	10:00 A.M. local time, Kunming, People's Republic of China
PLACE:	NO. 2, JING YOU ROAD
KUNMING NATIONAL ECONOMY & TECHNOLOGY DEVELOPING DISTRICT
PEOPLE'S REPUBLIC OF CHINA 650217

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M14945-P81039

China Shenghuo Pharmaceutical Holdings, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Gui Hua Lan and Wendy Fu, or either of them, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders (the "Annual Meeting") of China Shenghuo Pharmaceutical Holdings, Inc. (the "Company") to be held at No. 2, Jing You Road, Kunming National Economy & Technology Developing District, People's Republic of China 650217, on Monday, June 15, 2009, at 10:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present.

If you are unable to attend the meeting at the Company's headquarters, you will be able to attend the meeting via teleconference at the offices of Pryor Cashman LLP, 410 Park Avenue, New York, NY 10022 on Sunday, June 14, 2009 at 10:00 P.M. Eastern Daylight Time.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for proposal numbers 1, 2 and 3. Any prior proxies are hereby revoked.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND
RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.